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                                                                   EXHIBIT 10.61


                                       AMENDMENT NO. 2 dated as of March 30,
                                       1998 to the Credit, Security, Guaranty
                                       and Pledge Agreement dated as of November
                                       4, 1997 (the "Credit Agreement"), among
                                       DOVE ENTERTAINMENT, INC. (the
                                       "Borrower"), the Corporate Guarantors
                                       named therein and THE CHASE MANHATTAN
                                       BANK, as Lender (the "Lender").

                             INTRODUCTORY STATEMENT

            The Lender has made available to the Borrower a revolving credit facility pursuant to the terms of the Credit Agreement.

            The Borrower has requested that certain provisions of the Credit Agreement be modified, and the Borrower, the Corporate Guarantors and the Lneder have agreed to make revisions to the Credit Agreement, all on the terms and subject to the conditions hereinafter set forth.

            Therefore, the parties hereto hereby agree as follows:

            Section 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement.

            Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended as of the Effective Date (as hereinafter defined) as follows:

(A) Section 6.16 of the Credit Agreement is hereby amended by deleting the amount "$8,000,000"appearing therein and replacing it with "$1,000,000."

            Section 3. Consent. The Lender hereby waives, effective as of December 31, 1997, the Credit Parties' non-compliance with (i) Section 6.15 of the Credit Agreement solely with respect to amount of allocated and unallocated overhead expenses in the fourth quarter of fiscal year 1997 permitted by such
Section 6.15 and (ii) Section 6.16 jof the Credit Agreement solely with respect to the Consolidated Capital Base for the quarter ended December 31, 1997 permitted by such Section 6.16.


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            Section 4. Conditions to Effectiveness. The effectiveness of this
Amendment is subject ot the satisfaction in full of each of the conditions precedent set forth in the Section 4 (the date on which all such conditions have been satisfied being herin called the "Effective Date"):

            (A) the Lender shall have received counterparts of this Amendment which, when taken together, bear the signatures of the Borrower, each Corporate Guarantor and the Lender; and

            (B) all legal matters incident to this Amendment shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Lender.

            Section 5. Representations and Warranties. Each Credit Party represents and warrants that:

            (A) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date ); and

            (B) after fiving effect to this Amendment, no Event of Default or Default will have occurred and be continuing on and as of the date hereof.

            Section 6. Further Assurnaces. At any time and from time to time, upon the Lender's request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Lender reasonbly deems necessary to effect the purposes of this Agreement.

            Section 7. Fundamental Documents. This Amendment is designated a Fundamental Document by the Lender.

            Section 8. Full Force and Effect. Except as expressly amended hereby, the Credit Agreement and the other Fundemental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

            Section 9. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


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            Section 10. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

            Section 11. Expenses. The Borrower agrees to pay all out-of-pocket expenses incurred by the Lender in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Lender.

            Section 12. Headings. The headings of this Amendment are for the purposes of reference only and shll not affect the contruction of or be taken into consideration in interpreting this Amendment.

            IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first writtne above.

                                       BORROWER:

                                       DOVE ENTERTAINMENT, INC.



                                       By: /s/ NEIL TOPHAM
                                           -------------------------------------
                                           Name: Neil Topham
                                           Title: Vice President & Chief Officer


                                       CORPORATE GUARANTORS:

                                       DOVE INTERNATIONAL, INC.



                                       By: /s/ NEIL TOPHAM
                                           -------------------------------------
                                           Name: Neil Topham
                                           Title:   Vice President


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                                       DOVE FOUR POINT, INC.



                                       By: /s/ NEIL TOPHAM
                                           -------------------------------------
                                           Name: Neil Topham
                                           Title:   Vice President


                                       LENDER:

Executed in                            THE CHASE MANHATTAN BANK, as Lender
New York, New York


                                       By: /s/ DAVIDG. STAPLES
                                           -------------------------------------
                                           Name: David G. Staples
                                           Title:   Vice President


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